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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    September 27, 2002
                                                       ------------------------

                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-5965                                        36-2723087
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     (Commission File Number)                  (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                60675
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (312) 630-6000
                                                     ---------------------------

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Item 5. Other Events

     The information contained in the September 27, 2002 joint press release of the registrant and Deutsche Bank, reporting that they have signed a definitive agreement for the sale of Deutsche Bank's global passive equity, enhanced equity and passive fixed income business, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99   September 27, 2002  Press Release

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NORTHERN TRUST CORPORATION
                                                 --------------------------
                                                        (Registrant)


Date:  October 1, 2002              By: /s/ Perry R. Pero
                                        ------------------
                                            Perry R. Pero
                                            Vice Chairman
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

Number         Description                                 Page Number

  99           September 27, 2002   Press Release               5

                                       4